UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2003

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                         0-16530              13-3236325
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

          777 Third Avenue, New York, NY                             10017
          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (212) 446-0200


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  The  following   exhibits  are  included  herewith  unless  otherwise
indicated:

            99.1 Registrant's press release dated August 26, 2003 announcing restated earnings for the quarter and year ended December 31, 2002 and earnings for the quarter ended June 30, 2003.

Item 12. Results of Operations and Financial Condition.

      On August 26, 2003, the Registrant issued a press release announcing its restated earnings for the quarter and year ended December 31, 2002 and its financial and operational results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2003                BRANDPARTNERS GROUP, INC.

                                     By: /s/ Sharon Burd
                                         ------------------------------
                                         Name: Sharon Burd
                                         Title: Chief Financial Officer